UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	January 11, 2006

MINDEN BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	000-49882	13-4203146
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

415 Main Street, Minden, Louisiana	71058
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(318) 377-0523

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On January 11, 2006, Minden Bancorp, Inc. (The “Company”) announced the declaration of its twelfth quarterly cash dividend.

For additional information, reference is made to the Company’s press release dated January 11, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description

99.1	Press Release dated January 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDEN BANCORP, INC.

Date: January 11, 2006	By:	/s/ Becky T. Harrell
Becky T. Harrell
Treasurer and Chief Financial Officer